iShares®

iShares Trust

Supplement dated July 31, 2017

to the Summary Prospectus (the “Summary Prospectus”) and Prospectus (the “Prospectus”), each dated March 1, 2017, and Statement of Additional Information (the “SAI”),

dated March 1, 2017 (as revised July 5, 2017),

for the iShares International Treasury Bond ETF (IGOV)

(the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and SAI for the Fund.

The Board of Trustees of iShares Trust has authorized the following stock split for the Fund at the ratio indicated below for shareholders of record as of the close of business on August 28, 2017, effective after the close of trading on August 30, 2017:

Fund Name	Ticker	Proposed Forward Split Ratio
iShares International Treasury Bond ETF	IGOV	2 for 1

Shares of the Fund will begin trading on a split-adjusted basis on August 31, 2017.

If you have additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.

IS-A-IGOV-073117

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE